UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04864

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 7

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2012

Date of reporting period:	8/31/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON VALUE FUND

ANNUAL REPORT • AUGUST 31, 2012

Fund Type

Large Cap Stock

Objective

Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Value Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Value Fund

* Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Value Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 1.07%; Class B, 1.77%; Class C, 1.77%; Class Q, 0.62%; Class R, 1.52%; Class X, 1.77%; Class Z, 0.77%. Net operating expenses: Class A, 1.07%; Class B, 1.77%; Class C, 1.77%; Class Q, 0.62%; Class R, 1.27%; Class X, 1.02%; Class Z, 0.77%, after contractual reduction through 12/31/2013 for Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	5.57%	–9.06%	85.54%	—
Class B	4.81	–12.21	72.58	—
Class C	4.81	–12.22	72.56	—
Class Q	N/A	N/A	N/A	4.83% (10/31/11)
Class R	5.28	–10.00	N/A	25.44 (6/3/05)
Class X	5.65	–8.67	N/A	–4.08 (3/16/07)
Class Z	5.83	–7.76	90.53	—
Russell 1000® Value Index	17.30	–4.19	88.89	—
S&P 500 Index	17.98	6.56	87.74	—
Lipper Large-Cap Value Funds Average	14.61	–5.65	72.94	—
Lipper Multi-Cap Core Funds Average	11.91	1.32	94.51	—

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Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	15.56%	–3.01%	7.53%	—
Class B	16.45	–2.73	7.37	—
Class C	20.45	–2.60	7.36	—
Class Q	N/A	N/A	N/A	N/A (10/31/11)
Class R	21.99	–2.11	N/A	3.64% (6/3/05)
Class X	16.34	–2.24	N/A	-0.38 (3/16/07)
Class Z	22.62	–1.61	8.43	—
Russell 1000 Value Index	30.92	–0.90	8.17	—
S&P 500 Index	30.17	1.05	8.01	—
Lipper Large-Cap Value Funds Average	27.74	–1.30	7.09	—
Lipper Multi-Cap Core Funds Average	25.79	–0.07	8.03	—

Average Annual Total Returns (With Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.24%	–2.99%	5.78%	—
Class B	–0.19	–2.72	5.61	—
Class C	3.81	–2.57	5.61	—
Class Q	N/A	N/A	N/A	N/A (10/31/11)
Class R	5.28	–2.08	N/A	3.18% (6/3/05)
Class X	–0.35	–2.24	N/A	–1.03 (3/16/07)
Class Z	5.83	–1.60	6.66	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	5.57%	–1.88%	6.38%	—
Class B	4.81	–2.57	5.61	—
Class C	4.81	–2.57	5.61	—
Class Q	N/A	N/A	N/A	N/A (10/31/11)
Class R	5.28	–2.08	N/A	3.18% (6/3/05)
Class X	5.65	–1.80	N/A	–0.76 (3/16/07)
Class Z	5.83	–1.60	6.66	—

Prudential Jennison Value Fund	3

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2002) and the account values at the end of the current fiscal year (August 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Source: Prudential Investments LLC and Lipper Inc.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Inception returns are provided for any share class with less than 10 calendar years.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and an annual 12b-1 fee of 0.30%. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a

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contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class X shares are not subject to a front-end sales charge, but are subject to a 12b-1 fee of 1% annually and a declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2%, and 1%, respectively, for the first eight years after purchase of Class X shares. Class X shares convert to Class A shares approximately ten years after purchase. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of 0.75%. Class Q and Class Z shares are not subject to a sales charge or 12b-1 fees. Class X shares are closed to new investors and are available only by exchange from the same share class of another Prudential Investments fund. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Benchmark Definitions

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. Russell 1000 Value Index Closest Month-End to Inception cumulative total returns as of 8/31/12 are 13.85% for Class Q; 27.61% for Class R and –3.05% for Class X. Russell 1000 Value Index Closest Month-End to Inception average annual total returns as of 9/30/12 are 3.82% for Class R; and 0.01% for Class X. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns as of 8/31/12 are 14.40% for Class Q; 37.46% for Class R and 11.38% for Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/12 are 4.80% for Class R and 2.45% for Class X. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Large-Cap Value Funds Average

The Lipper Large-Cap Value Funds Average represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Large-Cap Value Funds Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Although Lipper classifies the Fund in the Lipper Multi-Cap Value Funds Category, the returns for the Lipper Large-Cap Value Funds Average are also shown, as the Fund’s investment manager believes that the Lipper Large-Cap Value Funds Average is more consistent with the management of the Fund. Lipper Large-Cap Value Funds Average Closest Month-End to Inception cumulative total returns as of 8/31/12 are 11.74% for Class Q; 22.56% for Class R and –3.17% for Class X. Lipper Large-Cap Value Funds Average Closest Month-End

Prudential Jennison Value Fund	5

Your Fund’s Performance (continued)

to Inception average total returns as of 9/30/12 are 3.11% for Class R and –0.17% for Class X. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Multi-Cap Core Funds Average

Funds in the Lipper Multi-Cap Core Funds Average are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. Lipper Multi-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 8/31/12 are 9.81% for Class Q; 32.58% for Class R and 4.98% for Class X. Lipper Multi-Cap Core Funds Average Closest Month-End to Inception average annual total returns as of 9/30/12 are 4.16% for Class R and 1.23% for Class X. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/12
Liberty Global, Inc. (Series C), Media	3.6%
Comcast Corp. (Class A Stock), Media	3.3
Wells Fargo & Co., Commercial Banks	3.0
Flextronics International Ltd., Electronic Equipment & Instruments	2.8
Mylan, Inc., Pharmaceuticals	2.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/12
Oil, Gas & Consumable Fuels	8.1%
Media	7.9
Pharmaceuticals	7.2
Food Products	5.8
Insurance	5.0

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Value Fund’s Class A shares rose 5.57% in the 12 months ended August 31, 2012, significantly underperforming the 17.30% return of the Russell 1000 Value Index (the Value Index), the 17.98% return of the style-neutral S&P 500 Index, and the 14.61% return of Lipper Large-Cap Value Funds Average.

•	Every sector in the Value Index advanced. The largest gains occurred in telecommunications services, consumer discretionary and industrials. Each of these sectors had returns of more than 20%.

•

Results for the Fund were not as favorable. Its holdings in telecommunications services, materials and energy declined, and along with consumer discretionary and industrials, detracted significantly from performance relative to the Value Index. The majority of the Fund’s underperformance came in late in 2011 and in the second quarter of 2012. During these periods, defensive companies tend to outperform in periods of slow economic growth, particularly in telecommunications, healthcare, and utilities. Also, some of the Value Index’s largest-cap stocks that do not meet Jennison’s investment criteria, such as General Electric, Chevron, Exxon Mobil, and Merck, rose as investors flocked to their perceived safety.

•	Another aspect of the Fund’s underperformance can be attributed to one of its telecommunications services stocks, NII Holdings (see below), that did not perform as Jennison expected.

What was the market environment?

The U.S. equity market was volatile in the 12 months period, largely the result of European sovereign debt issues and uncertainty about global growth prospects. Stock prices ebbed and flowed as sentiment vacillated between optimism and pessimism, often based on short-term data.

U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent. With the implementation of austerity measures, many European economies contracted. Growth in China, a key engine of global economic expansion, slowed. Volatile raw materials, commodities, food, and energy prices reflected swings in investor outlooks.

Which holdings made the largest positive contributions to the Fund’s return?

•	Comcast climbed steadily during the period, as net income increased amid rising high-speed Internet subscriptions and fewer customer cancellations.

Prudential Jennison Value Fund	7

Strategy and Performance Overview (continued)

Additionally, news that it would offer a video streaming service to compete with offerings such as Netflix helped its share price. Jennison continues to like Comcast for its stable growth cable business, as well as recent marketing agreements with Verizon.

•

Another media company, Liberty Global, saw its shares rise steadily. Despite Europe’s economic troubles, the company enjoyed growth due to an intelligent pricing strategy and presence in select European markets. Jennison believes that Liberty Global is well-positioned given consumers’ desire for faster broadband and digital television. In addition, it is Jennison’s view that growth will accelerate, given the repositioning of their portfolio by selling less successful holdings in Australia and expanding in Europe.

•

Wells Fargo reported solid results driven by loan growth, strong fee income and continued credit improvement. Jennison retains conviction in the company, and views it as poised for a recovery in housing and well-managed relative to other regional banks.

•

Apple enjoyed strong sales of its iPhones, iPads, and Mac computers during the period. It announced that it would pay a quarterly stock dividend, and its board authorized a large share buyback. More recently, shares rose after a jury in California found that Samsung Electronics infringed design and software patents for mobile devices and awarded Apple more than $1.05 billion in damages. Apple’s valuation is still very attractive given its growth prospects and Jennison sees significant catalysts for the company on the horizon.

•

CA Technologies, Inc. contributed. The business software company reported better than expected quarterly results, raised its 2012 earnings outlook, increased its annual dividend, and announced an accelerated buyback program. The company pointed to revenue growth across its business lines for the stellar results. Jennison likes CA’s attractive valuation as well as its shareholder-friendly qualities.

Which holdings detracted most from the Fund’s return?

•

NII Holdings shares progressively declined due to continued delays in their 3G rollout and a loss in profitability due to increasing costs. The company spent more to promote a new brand amid increasing competition. A strengthening U.S. dollar against Latin American currencies also hurt earnings. Jennison believes that 2012 is a transition year and that with a 3G network, NII’s long-term growth prospects remain compelling. The company’s very capable management and cash-heavy balance sheet leaves the company in a strong financial position, and NII should use its strength in marketing to resume its position as a market leader in Brazil and Mexico, in Jennison’s view.

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•

Auto parts maker Lear Corp. was hurt by weakening demand trends in both Europe and China. While Jennison finds the valuation exceedingly attractive, international challenges are likely to persist for the coming quarters. Jennison expects Lear’s significant cash position will continue to be returned to shareholders in the meantime through strong dividends or share repurchases.

•

Marvell Technology Group’s shares fell as profit declined on continued weakness in its mobile and wireless segments. The company stated that a slowing economy hurt demand for its chips used in storage systems and cell phones, particularly in China. Jennison is closely evaluating the position.

•

Metals and mining company Newmont Mining reported a large loss attributed to a write-down on its Hope Bay mine operations in Canada and its share price fell on declining gold prices. Despite cost pressures and concerns over a development project in Peru, Jennison continues to see Newmont Mining as an attractively valued opportunity offering dividend growth prospects and other potential returns of capital over the longer term.

•

Shares of Staples declined amid weaker-than-expected net income and revenue due to slower sales in North America and Europe and competition with other retailers. Management stated that they are considering store closings in the U.S. and other measures to fix their overseas business operations. Staples remains the market leader in office supply retailing and dominates its peers. Jennison likes Staples’ ability to generate strong free cash flow, which the company regularly returns to shareholders through share repurchases and cash dividends.

Were there significant changes to the portfolio?

Over the 12-month period, Jennison reduced exposure to the consumer discretionary and energy sectors, and increased the weight of healthcare and materials holdings. Significant new positions were established in Apple, Union Pacific, Exelon, Boeing, and HCA Holdings. Positions in other securities, such as National Grid, Dell, Symantec, General Motors, and IAC/Interactive were eliminated.

Prudential Jennison Value Fund	9

Comments on Largest Holdings

3.6%	Liberty Global, Media

Please see Strategy and Performance Overview for Liberty Global.

3.3%	Comcast, Media

Please see Strategy and Performance Overview for Comcast.

3.0%	Wells Fargo, Commercial Banks

Please see Strategy and Performance Overview for Wells Fargo.

2.8%	Flextronics International, Electronic Equipment & Instruments

Flextronics International should improve profit margins due to an upswing in industry trends and improvements in its components businesses. Furthermore, Jennison likes what it believes are Flextronics’ two competitive advantages—scale and footprint. It is the second largest electronics manufacturing services company in the world and among the lowest-cost producers, due to its dominant presence in newly industrialized nations. Jennison views Flextronics’ valuation as exceedingly attractive.

2.7%	Mylan, Pharmaceuticals

In Jennison’s opinion, Mylan has grown into one of the most attractive global, generic drug companies with (1) exposure to attractive high growth regions outside of the U.S.; (2) a stable and diversified business model offering the potential for high earnings growth; and (3) a compelling valuation.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2012, at the beginning of the period, and held through the six-month period ended August 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Prudential Jennison Value Fund	11

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Value Fund		Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$965.90	1.38%	$6.82
	Hypothetical	$1,000.00	$1,018.20	1.38%	$7.00

Class B	Actual	$1,000.00	$961.90	2.08%	$10.26
	Hypothetical	$1,000.00	$1,014.68	2.08%	$10.53

Class C	Actual	$1,000.00	$962.50	2.08%	$10.26
	Hypothetical	$1,000.00	$1,014.68	2.08%	$10.53

Class Q	Actual	$1,000.00	$968.50	0.94%	$4.65
	Hypothetical	$1,000.00	$1,020.41	0.94%	$4.77

Class R	Actual	$1,000.00	$964.60	1.58%	$7.80
	Hypothetical	$1,000.00	$1,017.19	1.58%	$8.01

Class X	Actual	$1,000.00	$965.80	1.33%	$6.57
	Hypothetical	$1,000.00	$1,018.45	1.33%	$6.75

Class Z	Actual	$1,000.00	$967.30	1.08%	$5.34
	Hypothetical	$1,000.00	$1,019.71	1.08%	$5.48

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2012, and divided by 366 days. Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS

Aerospace & Defense 2.1%
177,023	Boeing Co. (The)	$12,639,442
52,039	United Technologies Corp.	4,155,314

		16,794,756

Airlines 2.6%
1,327,068	Delta Air Lines, Inc.*	11,479,138
488,182	United Continental Holdings, Inc.*(a)	9,006,958

		20,486,096

Auto Components 2.0%
411,305	Lear Corp.	15,970,973

Capital Markets 3.5%
124,062	Goldman Sachs Group, Inc. (The)	13,115,835
950,251	Morgan Stanley(a)	14,253,765

		27,369,600

Chemicals 1.6%
216,369	Mosaic Co. (The)	12,529,929

Commercial Banks 4.6%
207,049	PNC Financial Services Group, Inc.	12,870,166
693,110	Wells Fargo & Co.	23,586,533

		36,456,699

Communications Equipment 1.5%
1,048,683	JDS Uniphase Corp.*	11,734,763

Computers & Peripherals 2.0%
23,952	Apple, Inc.	15,933,829

Consumer Finance 2.7%
178,567	American Express Co.	10,410,456
677,589	SLM Corp.	10,672,027

		21,082,483

Diversified Financial Services 4.4%
360,686	Citigroup, Inc.	10,715,981
446,077	JPMorgan Chase & Co.	16,567,300

See Notes to Financial Statements.

Prudential Jennison Value Fund	13

Portfolio of Investments

as of August 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
190,491	Moody’s Corp.(a)	$7,543,443

		34,826,724

Diversified Telecommunication Services 1.6%
634,889	Vivendi SA (France)	12,449,587

Electric Utilities 1.6%
349,777	Exelon Corp.	12,756,367

Electronic Equipment & Instruments 2.8%
3,291,685	Flextronics International Ltd.*	22,153,040

Energy Equipment & Services 2.7%
188,578	Ensco PLC (Class A Stock)(a)	10,818,720
320,802	Halliburton Co.	10,509,473

		21,328,193

Food & Staples Retailing 3.2%
382,402	CVS Caremark Corp.	17,418,411
105,615	Wal-Mart Stores, Inc.	7,667,649

		25,086,060

Food Products 5.8%
223,630	Bunge Ltd.	14,234,049
235,917	Kraft Foods, Inc. (Class A Stock)	9,797,633
620,725	Smithfield Foods, Inc.*	11,992,407
613,627	Tyson Foods, Inc. (Class A Stock)	9,609,399

		45,633,488

Healthcare Providers & Services 4.6%
257,880	Cigna Corp.	11,803,167
438,127	HCA Holdings, Inc.	12,508,526
221,043	UnitedHealth Group, Inc.	12,002,635

		36,314,328

Hotels, Restaurants & Leisure 1.9%
159,146	Carnival Corp.	5,519,183
765,334	International Game Technology	9,405,955

		14,925,138

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Independent Power Producers & Energy Traders 2.0%
889,675	Calpine Corp.*	$15,613,796

Insurance 5.0%
161,465	Arch Capital Group Ltd.*	6,444,068
249,444	Axis Capital Holdings Ltd.	8,498,557
412,033	MetLife, Inc.	14,062,687
167,330	Travelers Cos., Inc. (The)	10,832,944

		39,838,256

Internet Software & Services 2.1%
24,565	Google, Inc. (Class A Stock)*	16,829,236

Machinery 1.5%
253,413	Ingersoll-Rand PLC	11,849,592

Media 7.9%
768,360	Comcast Corp. (Class A Stock)	25,763,111
553,427	Liberty Global, Inc. (Series C)*	28,883,355
163,042	Viacom, Inc. (Class B Stock)	8,153,730

		62,800,196

Metals & Mining 4.4%
193,016	Freeport-McMoRan Copper & Gold, Inc.	6,969,808
351,085	Goldcorp, Inc.	14,433,104
259,519	Newmont Mining Corp.	13,152,423

		34,555,335

Oil, Gas & Consumable Fuels 8.1%
192,841	Anadarko Petroleum Corp.	13,358,096
114,500	EOG Resources, Inc.	12,400,350
177,301	Noble Energy, Inc.	15,584,758
167,034	Occidental Petroleum Corp.	14,199,561
284,415	Suncor Energy, Inc.	8,896,501

		64,439,266

Pharmaceuticals 7.2%
904,695	Mylan, Inc.*	21,323,661
600,525	Pfizer, Inc.	14,328,527
247,056	Sanofi (France), ADR	10,116,943
289,217	Teva Pharmaceutical Industries Ltd. (Israel), ADR	11,447,209

		57,216,340

See Notes to Financial Statements.

Prudential Jennison Value Fund	15

Portfolio of Investments

as of August 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Road & Rail 1.7%
112,125	Union Pacific Corp.	$13,616,460

Semiconductors & Semiconductor Equipment 3.1%
942,000	Marvell Technology Group Ltd.	9,589,560
311,298	Maxim Integrated Products, Inc.	8,448,628
474,416	NVIDIA Corp.*	6,656,056

		24,694,244

Software 1.5%
451,690	CA, Inc.	11,757,491

Specialty Retail 0.9%
625,071	Staples, Inc.(a)	6,825,775

Wireless Telecommunication Services 2.5%
1,600,324	MetroPCS Communications, Inc.*	15,571,153
742,575	NII Holdings, Inc.*(a)	4,633,668

		20,204,821

	TOTAL LONG-TERM INVESTMENTS (cost $674,900,448)	784,072,861

SHORT-TERM INVESTMENT 7.0%

AFFILIATED MONEY MARKET MUTUAL FUND
55,670,743	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $55,670,743; includes $39,349,981 of cash collateral received for securities on loan) (Note 3)(b)(c)	55,670,743

	TOTAL INVESTMENTS 106.1% (cost $730,571,191; Note 5)	839,743,604
	Liabilities in excess of other assets (6.1%)	(48,112,343)

	NET ASSETS 100.0%	$791,631,261

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $38,815,015; cash collateral of $39,349,981 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the market

See Notes to Financial Statements.

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value of securities loaned due to significant market increases on August 31, 2012. Collateral was subsequently received on September 4, 2012 and the Fund remained in compliance.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$784,072,861	$—	$—
Affiliated Money Market Mutual Fund	55,670,743	—	—

Total	$839,743,604	$—	$—

See Notes to Financial Statements.

Prudential Jennison Value Fund	17

Portfolio of Investments

as of August 31, 2012 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2012 were as follows:

Oil, Gas & Consumable Fuels	8.1%
Media	7.9
Pharmaceuticals	7.2
Affiliated Money Market Mutual Fund (including 5.0% of collateral received for securities on loan)	7.0
Food Products	5.8
Insurance	5.0
Commercial Banks	4.6
Healthcare Providers & Services	4.6
Diversified Financial Services	4.4
Metals & Mining	4.4
Capital Markets	3.5
Food & Staples Retailing	3.2
Semiconductors & Semiconductor Equipment	3.1
Electronic Equipment & Instruments	2.8
Consumer Finance	2.7
Energy Equipment & Services	2.7
Airlines	2.6
Wireless Telecommunication Services	2.5
Aerospace & Defense	2.1%
Internet Software & Services	2.1
Auto Components	2.0
Computers & Peripherals	2.0
Independent Power Producers & Energy Traders	2.0
Hotels, Restaurants & Leisure	1.9
Road & Rail	1.7
Chemicals	1.6
Diversified Telecommunication Services	1.6
Electric Utilities	1.6
Communications Equipment	1.5
Machinery	1.5
Software	1.5
Specialty Retail	0.9

106.1
Liabilities in excess of other assets	(6.1)

100.0%

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • AUGUST 31, 2012

Prudential Jennison Value Fund

Statement of Assets and Liabilities

as of August 31, 2012

Assets
Investments at value, including securities on loan of $38,815,015:
Unaffiliated Investments (cost $674,900,448)	$784,072,861
Affiliated Investments (cost $55,670,743)	55,670,743
Foreign currency, at value (cost $19)	19
Dividends receivable	1,163,871
Receivable for investments sold	821,546
Receivable for Fund shares sold	451,645
Prepaid expenses	15,226

Total assets	842,195,911

Liabilities
Payable to broker for collateral for securities on loan	39,349,981
Payable for Fund shares reacquired	7,847,215
Payable for investments purchased	2,436,352
Management fee payable	380,803
Accrued expenses	297,886
Distribution fee payable	160,064
Affiliated transfer agent fee payable	90,740
Deferred trustees’ fees	1,609

Total liabilities	50,564,650

Net Assets	$791,631,261

Net assets were comprised of:
Shares of beneficial interest, at par	$537,315
Paid-in capital in excess of par	810,483,360

811,020,675
Undistributed net investment income	4,436,286
Accumulated net realized loss on investment and foreign currency transactions	(133,001,580)
Net unrealized appreciation on investments and foreign currencies	109,175,880

Net assets, August 31, 2012	$791,631,261

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($482,631,563 ÷ 32,738,776 shares of beneficial interest issued and outstanding)	$14.74
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price to public	$15.60

Class B
Net asset value, offering price and redemption price per share ($13,029,522 ÷ 905,845 shares of beneficial interest issued and outstanding)	$14.38

Class C
Net asset value, offering price and redemption price per share ($24,651,199 ÷ 1,714,457 shares of beneficial interest issued and outstanding)	$14.38

Class Q
Net asset value, offering price and redemption price per share ($16,509,009 ÷ 1,117,939 shares of beneficial interest issued and outstanding)	$14.77

Class R
Net asset value, offering price and redemption price per share ($9,794,076 ÷ 666,025 shares of beneficial interest issued and outstanding)	$14.71

Class X
Net asset value, offering price and redemption price per share ($135,054 ÷ 9,195 shares of beneficial interest issued and outstanding)	$14.69

Class Z
Net asset value, offering price and redemption price per share ($244,880,838 ÷ 16,579,303 shares of beneficial interest issued and outstanding)	$14.77

See Notes to Financial Statements.

Prudential Jennison Value Fund	21

Statement of Operations

Year Ended August 31, 2012

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $224,519)	$13,550,877
Affiliated income from securities loaned, net	68,919
Affiliated dividend income	29,068

Total income	13,648,864

Expenses
Management fee	4,898,023
Distribution fee—Class A	1,533,771
Distribution fee—Class B	153,549
Distribution fee—Class C	267,785
Distribution fee—Class L	6,136
Distribution fee—Class M	257
Distribution fee—Class R	53,301
Distribution fee—Class X	580
Transfer agent’s fees and expenses (including affiliated expense of $487,500) (Note 3)	1,321,000
Custodian’s fees and expenses	140,000
Registration fees	133,000
Reports to shareholders	90,000
Legal fees and expenses	37,000
Trustees’ fees	32,000
Audit fee	22,000
Insurance	21,000
Loan interest expense (Note 7)	48
Miscellaneous	24,756

Total expenses	8,734,206

Net investment income	4,914,658

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	28,623,183
Foreign currency transactions	9,403

28,632,586

Net change in unrealized appreciation (depreciation) on:
Investments	22,923,048
Foreign currencies	209

22,923,257

Net gain on investment and foreign currency transactions	51,555,843

Net Increase In Net Assets Resulting From Operations	$56,470,501

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$4,914,658	$4,427,946
Net realized gain on investment and foreign currency transactions	28,632,586	84,043,983
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	22,923,257	60,748,536

Net increase in net assets resulting from operations	56,470,501	149,220,465

Dividends from net investment income (Note 1)
Class A	(1,697,277)	(1,587,311)
Class L	(1,486)	(1,180)
Class M	(800)	(3,495)
Class Q	(203,679)	—
Class R	(12,536)	(8,115)
Class X	(1,061)	(1,680)
Class Z	(2,096,859)	(2,399,277)

	(4,013,698)	(4,001,058)

Capital Contributions (Note 2)
Class M	—	216
Class X	43	92

	43	308

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	137,285,561	260,285,085
Net asset value of shares issued in reinvestment of dividends	2,224,831	2,207,691
Cost of shares reacquired	(360,004,066)	(360,051,333)

Net decrease in net assets from Fund share transactions	(220,493,674)	(97,558,557)

Total increase (decrease)	(168,036,828)	47,661,158

Net Assets:
Beginning of year	959,668,089	912,006,931

End of year(a)	$791,631,261	$959,668,089

(a) Includes undistributed net investment income of:	$4,436,286	$3,576,765

See Notes to Financial Statements.

Prudential Jennison Value Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 7 (the “Portfolios”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end, management investment company and currently consists of Prudential Jennison Value Fund (the “Fund”). The investment objective of the Fund is capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

24	Visit our website at www.prudentialfunds.com

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

Prudential Jennison Value Fund	25

Notes to Financial Statements

continued

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on

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the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Trust’s expenses are allocated to the respective funds on the basis of relative net assets except expenses which are changed directly to a fund or class level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Prudential Jennison Value Fund	27

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the Fund’s average daily net assets up to $500 million, .50% of the next $500 million, .475% of the next $500 million and .45% of the average daily net assets in excess of $1.5 billion. The effective management fee rate was .56% of the Fund’s average daily net assets for the year ended August 31, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, ..50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. PIMS has contractually agreed through December 31, 2012 to limit such expenses to .50% of the average daily net assets of the Class R shares.

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Management has received the maximum allowable amount of sales charges for Class M and Class X shares in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes in Net Assets and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received $101,753 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2012, it received $81, $25,661 and $2,756 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2012, PIM has been compensated $20,586 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended August 31, 2012, aggregated $267,988,326 and $470,089,795, respectively.

Prudential Jennison Value Fund	29

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2012, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $41,439 due to the reclassification of net foreign currency gains, investments in partnership and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended August 31, 2012 and August 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $4,013,698 and $4,001,058 of ordinary income, respectively.

As of August 31, 2012, the accumulated undistributed earnings on a tax basis was $4,286,752 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$736,444,944	$141,415,119	$(38,116,459)	$103,298,660

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax reporting.

30	Visit our website at www.prudentialfunds.com

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended August 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $33,160,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended August 31, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2017	14,029,000
Expiring 2018	107,323,000

$121,352,000

The Fund elected to treat post-October capital losses of approximately $5,624,000 as having been incurred in the following fiscal year (August 31, 2013).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class X shares are sold with a CDSC which

Prudential Jennison Value Fund	31

Notes to Financial Statements

continued

declines from 6% to zero depending on the period of time the shares are held. Class X shares automatically convert to Class A shares on a monthly basis approximately ten years after purchase. The last conversion of Class M shares and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M shares and Class L shares outstanding and Class M shares and Class L shares are no longer being offered for sale. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class X shares are closed to new initial purchases. Class X shares are only available through exchanges from the same class of shares of certain other funds. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class X and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2012:
Shares sold	1,643,532	$23,465,235
Shares issued in reinvestment of dividends	124,718	1,648,724
Shares reacquired	(8,006,909)	(114,529,777)

Net increase (decrease) in shares outstanding before conversion	(6,238,659)	(89,415,818)
Shares issued upon conversion from Class B, Class M, Class X and Class Z	365,755	5,197,780
Shares reacquired upon conversion into Class Z	(18,417)	(256,894)

Net increase (decrease) in shares outstanding	(5,891,321)	$(84,474,932)

Year ended August 31, 2011:
Shares sold	2,608,973	$38,089,563
Shares issued in reinvestment of dividends	111,558	1,543,906
Shares reacquired	(8,710,961)	(128,353,516)

Net increase (decrease) in shares outstanding before conversion	(5,990,430)	(88,720,047)
Shares issued upon conversion from Class B, Class M and Class X	527,514	7,693,339
Shares reacquired upon conversion into Class Z	(200,857)	(3,047,036)

Net increase (decrease) in shares outstanding	(5,663,773)	$(84,073,744)

32	Visit our website at www.prudentialfunds.com

Class B	Shares	Amount
Year ended August 31, 2012:
Shares sold	100,807	$1,416,488
Shares reacquired	(204,492)	(2,845,532)

Net increase (decrease) in shares outstanding before conversion	(103,685)	(1,429,044)
Shares reacquired upon conversion into Class A	(338,272)	(4,698,552)

Net increase (decrease) in shares outstanding	(441,957)	$(6,127,596)

Year ended August 31, 2011:
Shares sold	138,669	$2,008,882
Shares reacquired	(304,742)	(4,361,949)

Net increase (decrease) in shares outstanding before conversion	(166,073)	(2,353,067)
Shares reacquired upon conversion into Class A	(459,707)	(6,566,881)

Net increase (decrease) in shares outstanding	(625,780)	$(8,919,948)

Class C
Year ended August 31, 2012:
Shares sold	181,065	$2,491,318
Shares reacquired	(531,899)	(7,420,890)

Net increase (decrease) in shares outstanding before conversion	(350,834)	(4,929,572)
Shares reacquired upon conversion into Class Z	(1,969)	(29,968)

Net increase (decrease) in shares outstanding	(352,803)	$(4,959,540)

Year ended August 31, 2011:
Shares sold	344,134	$5,157,069
Shares reacquired	(653,414)	(9,537,960)

Net increase (decrease) in shares outstanding before conversion	(309,280)	(4,380,891)
Shares reacquired upon conversion into Class Z	(3,996)	(52,190)

Net increase (decrease) in shares outstanding	(313,276)	$(4,433,081)

Class L
Period ended August 24, 2012*:
Shares sold	580	$8,358
Shares issued in reinvestment of dividends	107	1,415
Shares reacquired	(95,628)	(1,400,506)

Net increase (decrease) in shares outstanding	(94,941)	$(1,390,733)

Year ended August 31, 2011:
Shares sold	130	$1,809
Shares issued in reinvestment of dividends	85	1,175
Shares reacquired	(32,036)	(456,760)

Net increase (decrease) in shares outstanding	(31,821)	$(453,776)

Prudential Jennison Value Fund	33

Notes to Financial Statements

continued

Class M	Shares	Amount
Period ended April 13, 2012**:
Shares issued in reinvestment of dividends	61	$798
Shares reacquired	(1,905)	(26,140)

Net increase (decrease) in shares outstanding before conversion	(1,844)	(25,342)
Shares reacquired upon conversion into Class A	(21,299)	(305,824)

Net increase (decrease) in shares outstanding	(23,143)	$(331,166)

Year ended August 31, 2011:
Shares issued in reinvestment of dividends	235	$3,229
Shares reacquired	(12,354)	(181,647)

Net increase (decrease) in shares outstanding before conversion	(12,119)	(178,418)
Shares reacquired upon conversion into Class A	(61,981)	(921,979)

Net increase (decrease) in shares outstanding	(74,100)	$(1,100,397)

Class Q
Period ended August 31, 2012***:
Shares sold	339,398	$5,137,936
Shares issued in reinvestment of dividends	15,430	203,679
Shares reacquired	(1,045,691)	(15,659,419)

Net increase (decrease) in shares outstanding before conversion	(690,863)	(10,317,804)
Shares issued upon conversion from Class Z	1,808,802	25,703,074

Net increase (decrease) in shares outstanding	1,117,939	$15,385,270

Class R
Year ended August 31, 2012:
Shares sold	234,601	$3,326,409
Shares issued in reinvestment of dividends	890	11,758
Shares reacquired	(316,954)	(4,513,032)

Net increase (decrease) in shares outstanding	(81,463)	$(1,174,865)

Year ended August 31, 2011:
Shares sold	298,713	$4,398,907
Shares issued in reinvestment of dividends	575	7,949
Shares reacquired	(334,951)	(4,913,445)

Net increase (decrease) in shares outstanding	(35,663)	$(506,589)

34	Visit our website at www.prudentialfunds.com

Class X	Shares	Amount
Year ended August 31, 2012:
Shares sold	—	$3
Shares issued in reinvestment of dividends	78	1,031
Shares reacquired	(4,740)	(68,087)

Net increase (decrease) in shares outstanding before conversion	(4,662)	(67,053)
Shares reacquired upon conversion into Class A	(8,665)	(125,529)

Net increase (decrease) in shares outstanding	(13,327)	$(192,582)

Year ended August 31, 2011:
Shares issued in reinvestment of dividends	117	$1,612
Shares reacquired	(10,076)	(147,292)

Net increase (decrease) in shares outstanding before conversion	(9,959)	(145,680)
Shares reacquired upon conversion into Class A	(14,312)	(204,479)

Net increase (decrease) in shares outstanding	(24,271)	$(350,159)

Class Z
Year ended August 31, 2012:
Shares sold	7,166,898	$101,439,814
Shares issued in reinvestment of dividends	27,037	357,426
Shares reacquired	(14,387,682)	(213,540,683)

Net increase (decrease) in shares outstanding before conversion	(7,193,747)	(111,743,443)
Shares issued upon conversion from Class A and Class C	20,309	286,862
Shares reacquired upon conversion into Class A and Class Q	(1,813,719)	(25,770,949)

Net increase (decrease) in shares outstanding	(8,987,157)	$(137,227,530)

Year ended August 31, 2011:
Shares sold	14,853,170	$210,628,855
Shares issued in reinvestment of dividends	46,952	649,820
Shares reacquired	(14,195,598)	(212,098,764)

Net increase (decrease) in shares outstanding before conversion	704,524	(820,089)
Shares issued upon conversion from Class A and Class C	204,504	3,099,226

Net increase (decrease) in shares outstanding	909,028	$2,279,137

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.
***	Commencement of offering was October 31, 2011.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for

Prudential Jennison Value Fund	35

Notes to Financial Statements

continued

capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended August 31, 2012. The balance for the 1 day that the Fund had loan outstanding during the year was $1,119,000 at an interest rate of 1.47%. At August 31, 2012, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

36	Visit our website at www.prudentialfunds.com

Financial Highlights

(Unaudited)

Class A Shares
	Year Ended August 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.01	$12.27	$11.67	$16.55	$21.81
Income (loss) from investment operations:
Net investment income	.07	.05	.05	.07	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	1.73	.59	(3.87)	(2.01)
Total from investment operations	.78	1.78	.64	(3.80)	(1.86)
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.04)	(.04)	(.12)	(.20)
Distributions from net realized gains	-	-	-	(.96)	(3.20)
Total dividends and distributions	(.05)	(.04)	(.04)	(1.08)	(3.40)
Net asset value, end of year	$14.74	$14.01	$12.27	$11.67	$16.55
Total Return(b):	5.57%	14.48%	5.44%	(20.76)%	(9.95)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$482,632	$541,305	$543,424	$565,420	$819,162
Average net assets (000)	$511,257	$614,287	$608,797	$518,332	$910,313
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.07%	1.04%	1.07%	1.14%	1.00% (c)
Expenses, excluding distribution and service (12b-1) fees	.77%	.74%	.77%	.84%	.73%
Net investment income	.48%	.33%	.36%	.68%	.83%
Portfolio turnover rate	31%	56%	56%	60%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of average daily net assets of the Class A shares through February 29, 2008.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Value Fund	37

Financial Highlights

(Unaudited) continued

Class B Shares
	Year Ended August 31,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.72	$12.07	$11.52		$16.28	$21.52
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.05)	(.04)		- (d)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.69	1.70	.59		(3.79)	(2.00)
Total from investment operations	.66	1.65	.55		(3.79)	(1.98)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(d)	(.01)	(.06)
Distributions from net realized gains	-	-	-		(.96)	(3.20)
Total dividends and distributions	-	-	-	(d)	(.97)	(3.26)
Net asset value, end of year	$14.38	$13.72	$12.07		$11.52	$16.28
Total Return(b):	4.81%	13.67%	4.78%		(21.28)%	(10.65)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,030	$18,493	$23,813		$30,905	$65,520
Average net assets (000)	$15,355	$23,534	$29,060		$33,718	$87,249
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.77%	1.74%	1.77%		1.84%	1.73%
Expenses, excluding distribution and service (12b-1) fees	.77%	.74%	.77%		.84%	.73%
Net investment income (loss)	(.21)%	(.36)%	(.33)%		-% (e)	.11%
Portfolio turnover rate	31%	56%	56%		60%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) Less than .005%.

See Notes to Financial Statements.

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Class C Shares
	Year Ended August 31,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.72	$12.06	$11.52		$16.29	$21.52
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.05)	(.04)		- (d)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.69	1.71	.58		(3.80)	(1.99)
Total from investment operations	.66	1.66	.54		(3.80)	(1.97)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(d)	(.01)	(.06)
Distributions from net realized gains	-	-	-		(.96)	(3.20)
Total dividends and distributions	-	-	-	(d)	(.97)	(3.26)
Net asset value, end of year	$14.38	$13.72	$12.06		$11.52	$16.29
Total Return(b):	4.81%	13.76%	4.69%		(21.33)%	(10.61)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,651	$28,355	$28,713		$28,205	$45,882
Average net assets (000)	$26,779	$32,039	$31,259		$27,260	$55,511
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.77%	1.74%	1.77%		1.84%	1.73%
Expenses, excluding distribution and service (12b-1) fees	.77%	.74%	.77%		.84%	.73%
Net investment income (loss)	(.22)%	(.37)%	(.33)%		(.02)%	.10%
Portfolio turnover rate	31%	56%	56%		60%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Jennison Value Fund	39

Financial Highlights

(Unaudited) continued

Class L Shares
	Period Ended August 24,		Year Ended August 31,
	2012(d)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$13.96		$12.23	$11.63	$16.48	$21.74
Income (loss) from investment operations:
Net investment income	.04		.02	.02	.05	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76		1.72	.59	(3.85)	(2.01)
Total from investment operations	.80		1.74	.61	(3.80)	(1.90)
Less Dividends and Distributions:
Dividends from net investment income	(.02)		(.01)	(.01)	(.09)	(.16)
Distributions from net realized gains	-		-	-	(.96)	(3.20)
Total dividends and distributions	(.02)		(.01)	(.01)	(1.05)	(3.36)
Net asset value, end of period	$14.74		$13.96	$12.23	$11.63	$16.48
Total Return(b):	5.72%		14.23%	5.28%	(20.97)%	(10.17)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,132		$1,326	$1,550	$1,796	$2,896
Average net assets (000)	$1,250		$1,529	$1,816	$1,707	$4,100
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.27%	(e)	1.24%	1.27%	1.34%	1.23%
Expenses, excluding distribution and service (12b-1) fees	.77%	(e)	.74%	.77%	.84%	.73%
Net investment income	.27%	(e)	.14%	.16%	.48%	.61%
Portfolio turnover rate	31%	(f)	56%	56%	60%	51%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

(e) Annualized.

(f) Calculated as of August 31, 2012.

See Notes to Financial Statements.

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Class M Shares
	Period Ended April 13,		Year Ended August 31,
	2012(e)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$13.93		$12.20	$11.58	$16.30	$21.53
Income (loss) from investment operations:
Net investment income	.03		.06	.05	.03	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.95		1.71	.59	(3.78)	(1.99)
Total from investment operations	.98		1.77	.64	(3.75)	(1.97)
Less Dividends and Distributions:
Dividends from net investment income	(.05)		(.04)	(.03)	(.01)	(.06)
Distributions from net realized gains	-		-	-	(.96)	(3.20)
Total dividends and distributions	(.05)		(.04)	(.03)	(.97)	(3.26)
Capital Contributions (Note 2):	-		- (c)	.01	- (c)	-
Net asset value, end of period	$14.86		$13.93	$12.20	$11.58	$16.30
Total Return(b):	7.10%		14.54%	5.58%	(20.98)%	(10.59)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11		$322	$1,186	$2,480	$5,898
Average net assets (000)	$165		$844	$1,977	$3,046	$9,964
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.02%	(f)	.99%	1.02%	1.52%	1.73%
Expenses, excluding distribution and service (12b-1) fees	.77%	(f)	.74%	.77%	.84%	.73%
Net investment income	.38%	(f)	.40%	.39%	.31%	.11%
Portfolio turnover rate	31%	(g)	56%	56%	60%	51%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Less than $.005 per share.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(f) Annualized.

(g) Calculated as of August 31, 2012.

See Notes to Financial Statements.

Prudential Jennison Value Fund	41

Financial Highlights

(Unaudited) continued

Class Q Shares
	October 31, 2011(b) through August 31,
	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$14.21
Income (loss) from investment operations:
Net investment income	.15
Net realized and unrealized gain on investment and foreign currency transactions	.52
Total from investment operations	.67
Less Dividends:
Dividends from net investment income	(.11)
Net asset value, end of period	$14.77
Total Return(c):	4.83%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,509
Average net assets (000)	$22,334
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	.62%	(d)
Expenses, excluding distribution and service (12b-1) fees	.62%	(d)
Net investment income	1.06%	(d)
Portfolio turnover rate	31%	(e)

(a) Calculated based on average shares outstanding during the period.

(b) Commencement of offering.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Annualized.

(e) Not Annualized.

(f) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class R Shares
	Year Ended August 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.98	$12.24	$11.64	$16.49	$21.75
Income (loss) from investment operations:
Net investment income	.04	.02	.02	.05	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	1.73	.59	(3.85)	(2.01)
Total from investment operations	.75	1.75	.61	(3.80)	(1.90)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.01)	(.01)	(.09)	(.16)
Distributions from net realized gains	-	-	-	(.96)	(3.20)
Total dividends and distributions	(.02)	(.01)	(.01)	(1.05)	(3.36)
Net asset value, end of year	$14.71	$13.98	$12.24	$11.64	$16.49
Total Return(b):	5.35%	14.30%	5.27%	(20.95)%	(10.16)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,794	$10,446	$9,583	$5,582	$4,796
Average net assets (000)	$10,660	$11,461	$8,448	$4,424	$3,557
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.27%	1.24%	1.27%	1.34%	1.23%
Expenses, excluding distribution and service (12b-1) fees	.77%	.74%	.77%	.84%	.73%
Net investment income	.28%	.13%	.18%	.47%	.60%
Portfolio turnover rate	31%	56%	56%	60%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Value Fund	43

Financial Highlights

(Unaudited) continued

Class X Shares
	Year Ended August 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.96	$12.22	$11.62	$16.37	$21.52
Income (loss) from investment operations:
Net investment income	.07	.06	.05	.08	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	1.72	.58	(3.81)	(1.99)
Total from investment operations	.78	1.78	.63	(3.73)	(1.84)
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.04)	(.04)	(.09)	(.15)
Distributions from net realized gains	-	-	-	(.96)	(3.20)
Total dividends and distributions	(.05)	(.04)	(.04)	(1.05)	(3.35)
Capital Contributions (Note 2):	- (d)	- (d)	.01	.03	.04
Net asset value, end of year	$14.69	$13.96	$12.22	$11.62	$16.37
Total Return(b):	5.65%	14.60%	5.51%	(20.42)%	(9.67)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$135	$314	$572	$1,032	$2,117
Average net assets (000)	$232	$505	$909	$1,175	$2,927
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.02%	.99%	1.02%	1.09%	1.02%
Expenses, excluding distribution and service (12b-1) fees	.77%	.74%	.77%	.84%	.73%
Net investment income	.52%	.39%	.40%	.80%	.82%
Portfolio turnover rate	31%	56%	56%	60%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended August 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.05	$12.30	$11.69	$16.61	$21.88
Income (loss) from investment operations:
Net investment income	.11	.09	.09	.10	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70	1.74	.59	(3.89)	(2.02)
Total from investment operations	.81	1.83	.68	(3.79)	(1.82)
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.08)	(.07)	(.17)	(.25)
Distributions from net realized gains	-	-	-	(.96)	(3.20)
Total dividends and distributions	(.09)	(.08)	(.07)	(1.13)	(3.45)
Net asset value, end of year	$14.77	$14.05	$12.30	$11.69	$16.61
Total Return(b):	5.83%	14.86%	5.78%	(20.54)%	(9.72)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$244,881	$359,107	$303,166	$87,194	$109,533
Average net assets (000)	$295,370	$403,570	$259,824	$80,680	$104,223
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.77%	.74%	.77%	.84%	.73%
Expenses, excluding distribution and service (12b-1) fees	.77%	.74%	.77%	.84%	.73%
Net investment income	.78%	.64%	.69%	.98%	1.11%
Portfolio turnover rate	31%	56%	56%	60%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Value Fund	45

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 7:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Value Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 7, including the portfolio of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 23, 2012

46	Visit our website at www.prudentialfunds.com

Tax Information

(Unaudited)

For the year ended August 31, 2012, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Jennison Value Fund	100.00%	100.00%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2012.

Prudential Jennison Value Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 61	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC

(June 2005 - December 2011).

None.

Prudential Jennison Value Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each individual joined the Fund’s Board is as follows:

Linda. W. Bynoe, 2005; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member and President since 2012: Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President	President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Jennison Value Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Jennison Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

[1]	Prudential Jennison Value Fund is a series of Prudential Investment Portfolios 7.

Prudential Jennison Value Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Prudential Jennison Value Fund

Approval of Advisory Agreements (continued)

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Value Funds Performance Universe)2 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

[2]

The Fund was compared to the Lipper Large-Cap Value Funds Performance Universe, although Lipper classifies the Fund in the Multi-Cap Value Funds Performance Universe. The Fund was compared to the Lipper Large-Cap Value Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	1st Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed its benchmark index over the one-year period.
•	The Board concluded that, in light of the Fund’s competitive long-term performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON VALUE FUND

SHARE CLASS	A	B	C	Q	R	X	Z
NASDAQ	PBEAX	PBQIX	PEICX	PJVQX	JDVRX	N/A	PEIZX
CUSIP	74440N102	74440N201	74440N300	74440N888	74440N607	74440N706	74440N805

MF131E    0232990-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment
Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2012 and August 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,000 and $22,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 7

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 22, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 22, 2012